December 12, 2011

DGHM INVESTMENT TRUST

DGHM ALL-CAP VALUE FUND
DGHM V2000 SMALL CAP VALUE FUND

SUPPLEMENT TO PROSPECTUS DATED JUNE 28, 2011
(as supplemented November 21, 2011)

Effective immediately, Mr. Timothy G. Dalton will no longer serve as Co-Portfolio Manager to the DGHM All-Cap Value Fund and the DGHM V2000 Small Cap Value Fund.

The section entitled “Portfolio Managers” on page 6 of the Prospectus is deleted and replaced with the following:

The Advisor’s management team that is primarily responsible for the day-to-day management of the All-Cap Value Fund is comprised of the following individuals:

·	Bruce H. Geller, Portfolio Manager since the All-Cap Value Fund’s inception.

·	Peter A. Gulli, Portfolio Manager since July 2010.
·	Jeffrey C. Baker, Portfolio Manager since the All-Cap Value Fund’s inception.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information” and “Financial Intermediary Compensation” on page 12 of the prospectus.

The section entitled “Portfolio Managers” on page 11 of the Prospectus is deleted and replaced with the following:

The Advisor’s management team that is primarily responsible for the day-to-day management of the V2000 SmallCap Value Fund is comprised of the following individuals:

·	Bruce H. Geller, Portfolio Manager since the V2000 SmallCap Value Fund’s inception.

·	Peter A. Gulli, Portfolio Manager since the V2000 SmallCap Value Fund’s inception.
·	Jeffrey C. Baker, Portfolio Manager since the V2000 SmallCap Value Fund’s inception.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information” and “Financial Intermediary Compensation” on page 12 of the prospectus.

The section entitled “The Funds’ Portfolio Managers” on page 22 of the Prospectus is deleted and replaced with the following:

The Advisor utilizes a management team approach with respect to each Fund and the management team is primarily responsible for the day-to-day management of each Fund. The management team is comprised of various professional investment personnel of the Advisor. The individuals on the management team that have the most significant responsibility for the day-to-day management of each of the Funds are Bruce H. Geller, Jeffrey C. Baker and Peter A. Gulli.

Mr. Geller is the Advisor’s Chief Executive Officer and served as the Advisor’s Co-President since 2005 and was the Advisor’s Executive Vice President from 2000 to 2005. Mr. Baker has served as the Advisor’s Executive Vice President since 2005 and became the Advisor’s Chief Investment Officer in 2006. Mr. Baker was the Advisor’s Senior Vice President from 2002 to 2005 and Vice President from 2000 to 2002. Mr. Baker also serves as a Trustee and President of the Trust and as the Trust’s Principal Executive Officer with respect to the All-Cap Value Fund. Mr. Gulli joined the Advisor in 1999 and is a Senior Vice President. Each of the aforementioned individuals serves as a sector analyst and is responsible for stock selection within their defined sectors and each carries the Certified Financial Analyst (CFA) designation. The management team members (other than Mr. Gulli) have served as portfolio managers for the All-Cap Value Fund since that fund’s inception in 2007. The management team members have served as portfolio managers for the V2000 SmallCap Value Fund since that fund’s inception in 2010.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other assets managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Investors Should Retain This Supplement for Future Reference

December 12, 2011

DGHM INVESTMENT TRUST

DGHM ALL-CAP VALUE FUND
DGHM V2000 SMALL CAP VALUE FUND

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 28, 2011

Effective immediately, Mr. Timothy G. Dalton will no longer serve as Co-Portfolio Manager to the DGHM All-Cap Value Fund and the DGHM V2000 Small Cap Value Fund.

The second paragraph under the section entitled “Investment Advisor” on page 16 of the Statement of Additional Information is deleted and replaced with the following:

The Advisor manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.  Bruce H. Geller, Peter A. Gulli, and Jeffrey C. Baker comprise the portfolio management team of the Fund and, as such, are responsible for the day-to-day management of each Fund’s portfolio. Jeffrey C. Baker, Trustee, President and Principal Executive Officer of the Trust, and Thomas E. Gibson, Treasurer and Principal Financial Officer of the Trust, are each affiliates of the Adviser by virtue of their employment with the Advisor.

The section entitled “Portfolio Managers” on page 18 of the Statement of Additional Information is deleted and replaced with the following:

Compensation. The portfolio managers’ compensation varies with the general success of the Advisor as a firm. Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the Advisor’s assets under management. The portfolio managers’ compensation is not directly linked to each Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s distributable profits and assets under management.

Ownership of Fund Shares. The table below shows the amount of Funds’ equity securities beneficially owned by each portfolio manager as of February 28, 2011 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the DGHM All-Cap Value Fund/V2000 SmallCap Value
Bruce H. Geller	D/A
Peter A. Gulli	A/A
Jeffrey C. Baker	C/A

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of February 28, 2011.
Portfolio Management Team	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*	Number of Accounts	Total Assets*
Bruce H. Geller	0	$0	8	$162.0	74	$1,144.8
Peter A. Gulli	0	$0	8	$162.0	74	$1,144.8
Jeffrey C. Baker	0	$0	8	$162.0	74	$1,144.8
Accounts where compensation is based upon account performance	0	$0	6	$63.0	4	$209.5
* In millions of dollars.

Investors Should Retain This Supplement for Future Reference